Exhibit 10.03

DEMAND PROMISSORY NOTE

$     12,500.00, USD

Date:      May 6, 2005

FOR VALUE RECEIVED, the undersigned jointly and severally promise to pay to the order of Livio Susin, the sum of Twelve Thousand Five Hundred dollars ($12,500.00), together with interest of 8% per annum on the unpaid balance. The entire principal and any accrued interest shall be fully and immediately payable UPON DEMAND of any holder thereof.

Upon default in making payment within 60 days of demand, and providing this note is turned over for collection, the undersigned agree to pay all reasonable legal fees and costs of collection to the extent permitted by law. This note shall take effect as a sealed instrument and be enforced in accordance with the laws of the Province of British Columbia, Canada. All parties to this note waive presentment, notice of non-payment, protest and notice of protest, and agree to remain fully bound notwithstanding the release of any party, extension or modification of terms, or discharge of any collateral for this note.

NOTICE TO BORROWER: THIS IS A DEMAND NOTE AND SO MAY BE COLLECTED BY THE LENDER AT ANY TIME. A NEW NOTE MUTUALLY AGREED UPON AND SUBSEQUENTLY ISSUED MAY CARRY A HIGHER OR LOWER RATE OF INTEREST.

/s/ Livio Susin
[Maker’s signature]

Livio Susin / President, RNS Software, Inc.

NOTICE TO CO-SIGNER: YOUR SIGNATURE ON THIS NOTE MEANS THAT YOU ARE EQUALLY LIABLE FOR REPAYMENT OF THIS LOAN. IF THE BORROWER DOES NOT PAY, THE LENDER HAS A LEGAL RIGHT TO COLLECT FROM YOU.

______________________________________
[Co-signer’s signature]

______________________________________
[Co-signer’s typed or printed name]

Witnessed:

/s/ J. Ivanka Lupenec
[Witness’s signature]

J. Ivanka Lupenec
[Witness’s typed or printed name]